Exhibit 10.1

AMENDMENT NUMBER 15
TO THE ARIZONA NUCLEAR POWER PROJECT
PARTICIPATION AGREEMENT

1.	PARTIES:

The Parties to this Amendment Number 15 to the Arizona Nuclear Power Project Participation Agreement, hereinafter referred to as “Amendment Number 15,” are:  ARIZONA PUBLIC SERVICE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Arizona”; SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an agricultural improvement district organized and existing under and by virtue of the laws of the State of Arizona, hereinafter referred to as “Salt River Project”; SOUTHERN CALIFORNIA EDISON COMPANY, a corporation organized. and existing under and by virtue of the laws of the State of California, hereinafter referred to as “Edison”; PUBLIC SERVICE COMPANY OF NEW MEXICO, a corporation organized and existing under and by virtue of the laws of the State of New Mexico, hereinafter referred to as “PNM”; EL PASO ELECTRIC COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Texas, hereinafter referred to as “El Paso”; SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY, a joint powers agency organized and existing under and by virtue of the laws of the State of California, doing business in the State of Arizona as SOUTHERN CALIFORNIA PUBLIC POWER AUTHORITY ASSOCIATION, hereinafter referred to as “SCPPA”; and DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a municipal corporation organized and existing under and by virtue of the laws of the State of California, hereinafter referred to as “LADWP;” all hereinafter individually referred to as “Party” and collectively as “Parties.”

2.	RECITALS:

2.1.
Arizona, Salt River Project, Edison, PNM, El Paso, SCPPA and LADWP are parties to a certain agreement entitled Arizona Nuclear Power Project Participation Agreement, dated as of August 23, 1973, as amended by: Amendment Number 1, dated as of January 1, 1974; Amendment Number 2, dated as of August 28, 1975; Amendment Number 3, dated as of July 22, 1976; Amendment Number 4, dated as of December 15, 1977; Amendment Number 5, dated as of December 5, 1979; Amendment Number 6, effective as of October 16, 1981; Amendment Number 7, effective as of April 1, 1982; Amendment Number 8, executed as of September 12, 1983; Amendment Number 9, executed as of June 12, 1984 Amendment Number 10, executed as of November 21, 1985; Amendment Number 11, effective January 10, 1987; Amendment Number 12, effective August 5, 1988; Amendment Number 13, effective June 15, 1991; and, Amendment Number 14, effective June 20, 2000, retroactive to January 1, 1993, hereinafter, as so amended, referred to as the “Participation Agreement.”

2.2.
Pursuant to and in accordance Section E.11 of Appendix E to the Participation Agreement, El Paso and PNM filed protests regarding the allocation of certain overhead expenses of Arizona, and its corporate parent Pinnacle West Capital Corporation, to the

Arizona Nuclear Power Project Participants, as specified in the Participation Agreement, Appendix E, (the “Protests”).

2.3.
After analysis and consideration of the Protests by the appropriate Palo Verde Participant committees, the Participants were not able to resolve the Protests to the satisfaction of all of the Participants.

2.4.
Prior to the call for submission of the Protests to arbitration as specified in Sections 24 and E.11.2 of the Participation Agreement, the Participants referred the Protests to higher authority within each of the respective Participants’ organizations in accordance with Section 6.10 of the Participation Agreement.

2.5.
In December 2009 and January 2010, the Participants’ higher authority (i.e. the Chief Executive Officers, or the positional equivalent) met and conferred in an attempt to resolve the Protests.  Following these meetings, PNM agreed to withdraw its protest, and Arizona proposed modifications to certain provisions of the Participation Agreement, Appendix E, to resolve El Paso’s protest; El Paso agreed to Arizona’s proposed settlement, and agreed to withdraw its protest provided that all Participants execute this Amendment No. 15.

3.	AGREEMENT:

For and in consideration of the premises and the mutual obligations of and undertakings by the Parties as hereinafter provided in this Amendment Number 15 to the Participation Agreement, the Parties agree as follows.

4.	EFFECTIVE DATE:

This Amendment Number 15 shall become effective forty-five (45) days after the date that the Party which last in time executes this Amendment Number 15.  The amended procedures for allocating costs that are associated with this Amendment Number 15 shall be applied retroactively to January 1, 2010.

5.	DEFINED TERMS:

5.1.	The Capitalized and italicized words and phrases used in this Amendment Number 15 shall have meanings ascribed to them in the Participation Agreement as amended by this Amendment Number 15.

5.2.	All references to a “Section” or “Sections” in this Amendment Number 15 shall mean a Section or Sections of the Participation Agreement unless the text expressly states otherwise.

6.	AMENDMENTS TO THE ARIZONA NUCLEAR POWER PROJECT MADE BY THIS AMENDMENT NUMBER 15:

6.1.	Delete Section E.1.9.

6.2.	Delete Section E.2.3.

6.3.	Amend Section E.3.1.4, by deleting the strikethrough text and substituting therefor the underlined text:

A portion of the expenses incurred by the Operating Agent’s System Electric Operations Department, such portion to be determined by multiplying the total of such expenses by a ratio, the numerator of which is ~~the total payroll for ANPP and the denominator of which is the total payroll supervised by the Executive Vice President, Engineering and Operations~~ the annual total net megawatt-hour generation of the ANPP (known and referred to as the Palo Verde Nuclear Generating Station), and the denominator of which is the annual total net megawatt-hour generation of all Arizona-operated electric generating facilities plus Arizona megawatt-hour power purchases plus Arizona megawatt-hour transmission of power for others.  Such expenses shall include, but not be limited to, the following:

6.4.	Amend Section E.6.1, by deleting the strikethrough text:

The Operation and Maintenance A & G Ratio shall be the percentage computed by dividing (i) the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the O & M Ratio computed in accordance with Section E.8 hereof, (b) the total amounts charged to FPC Accounts 923 (except any amounts directly chargeable to ANPP) and 935 (formerly 932), (c) the product of the portion of labor charges included within (a) and (b) above multiplied by the Payroll Tax Ratio computed in accordance with Section E.4 hereof (d) the product of the labor charges included within (a) and (b) above multiplied by the Benefits Ratio computed in accordance with Section E.5 hereof, and (e) the product of the labor charges included within (a) and (b) above multiplied by the Compensation Insurance Ratio computed in accordance with Section E.7 hereof, ~~less (f) the one percent (1%) portion of the administrative and general expenses charged to FPC Accounts 920 and 921 allocable to contract operation and maintenance~~ by (ii) the direct labor (i.e. total labor less labor charge to clearing accounts) chargeable to operation and maintenance accounts (exclusive of A & G), to include O & M labor billed to Participants and the labor portion of Start-Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3, and to exclude the labor portion of Start-Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.1.3.

6.5.	Amend Section E.6.2, by deleting the strikethrough text and substituting therefor the underlined text:

The following example sets forth the method to be employed by the Operating Agent to determine the Operation and Maintenance A & G Ratio:

EXAMPLE COMPUTATION OF OPERATIONS

AND MAINTENANCE A & G RATIO

(Based on the Operating Agent’s 1984 Experience)

Labor                                                                                                   Total

Administrative and General Salaries

charged to FPC Account 920	$17,408,542	$17,406,779

Office Supplies and Expenses

charged to FPC Account 921		7,208,084

[Line 7] Total	$17,408,542 $24,614,863

Total FPC Accounts 920 and 921,

multiplied by O & M Ratio @ 68.48%	$11,921,544	$16,856,504

FPC Account 923		919,166

FPC Account 932 (presently 935)	1,555,913 3,127,002

[Line 11] Subtotal	$13,477,457	$20,902,672

Payroll Taxes @ 7.126%		960,404

Pensions and Benefits @ 13.512%		1,821,074

Compensation Insurance @ 0.451%		60,783

~~Less that 1% portion of A & G allocable~~

 ~~to Contract Operation and Maintenance                                                                                                                                                                                                                                                1,483,314~~

Total administrative and general expenses

allocable to operations and maintenance	~~$22,261,619~~ 	$23,744,933

Labor Base

Direct labor charged to system operations and

maintenance, as further defined in Section E.6.1                                                                                                                                                                                                                            $148,557,953

Less direct labor charged to administrative and

general expenses (FPC Accounts 920-931 and 935)                                                                                                                                                                                                                          13,160,635

Labor Base                                                                                                                                                                                                                                                                                           $135,397,318

~~Operation and Maintenance~~

~~A & G Ratio for 1984 $22,261,619 ÷ $135,397,318 = 16.442%~~

Operation and Maintenance

A & G Ratio for 1984 $23,744,933 ÷ $135,397,318 = 17.537%

Note: All labor figures include loading for allowed time.

6.6.	Amend Section E.9.1, by deleting the strikethrough text:

The Capital A & G Ratio shall be the percentage computed by dividing (i) the amount~~s~~ equal to ~~(A)~~ the sum of (a) the total amounts charged to FPC Accounts 920 and 921 multiplied by the Construction Ratio computed in accordance with Section E.8 hereof, and (b) the product of the portion of labor charges included in (a) above multiplied by the sum of the Payroll Tax Ratio, the Benefits Ratio and the Compensation Insurance Ratio ~~less (B) the one percent (1%) portion of administrative and general expenses charged to FPC Accounts 920 and 921 allocable to contract construction (including the administrative and general expenses (i) recovered on Start-Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.1.3, (ii) recovered on ANPP construction expenses, and (iii) allocable to other contract construction)~~ by (ii) the direct labor in construction accounts (exclusive of A & G), to include construction labor billed to Participants, excluding the labor portion of Start-Up and Pre-Operation Costs subject to the Operation and Maintenance A & G Ratio pursuant to Section L.1.3, less the labor portion of construction expenses to which the one percent (1%) portion of administrative and general expenses is applicable, and less the labor portion of Start-Up and Pre-Operation Costs subject to the construction administrative and general expense percentage of one percent (1%) pursuant to Section L.1.3.

6.7.	Amend Section E.9.2, by deleting the strikethrough text and substituting therefor the underlined text:

The following example sets forth the method to be employed by the Operating Agent to determine the Capital A & G Ratio:

EXAMPLE COMPUTATION OF CAPITAL A & G RATIO

(Based on the Operating Agent’s 1984 Experience)

Labor		Total

Administrative and General Salaries

charged to FPC Account 920	$17,408,542	$17,406,779

Office Supplies and Expenses

charged to FPC Account 921		7,208,084

[Line 7] Total	$17,408,542 $24,614,863

Total FPC Accounts 920 and 921, multiplied

[Line 9] by Construction Ratio

@ 28.355%	$ 4,936,192	$ 6,979,544

Payroll Taxes @ 7.126%		351,753

Pensions and Benefits @ 13.512%		666,978

Compensation Insurance @ 0.451%		22,262

~~Less that 1% portion of A & G allocable~~

~~to Contract Construction, as further~~

  ~~defined in Section E.9.1                                                                                                                                                                                                                                                                          3,634,919~~

Total A & G Expense allocable

to Construction	$ ~~4,385,618~~ 8,020,537

Construction Direct Labor	56,061,726

Less the labor portion of Construction Work,

Start-Up and Pre-Operation Costs subject

to the construction administrative and

general expense percentage of one percent (1%)	13,496,824

Total Construction Direct Labor Base	$42,564,902

~~Capital A & G Ratio for 1984 $4,385,618 ÷ $42,564,902 = 10.303%~~

Capital A & G Ratio for 1984 $8,020,537 ÷ $42,564,902 = 18.843%

Note: All labor figures include loading for allowed time.

7.	EXECUTION BY COUNTERPARTS:

This Amendment Number 15 may be executed in any number of counterparts, and upon execution by all Participants, each executed counterpart shall have the same force and effect as an original instrument and as if all Participants had signed the same instrument.  Any signature page of this Amendment Number 15 may be detached from any counterpart of the Amendment Number 15 without impairing the legal effect of any signature thereon, and may be attached to another counterpart of this Amendment Number 15 identical in form hereto but having attached to it one or more signature pages.

[Remainder of page intentionally left blank.  This page is followed by seven consecutive execution pages.]

8.    SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

ARIZONA PUBLIC SERVICE COMPANY

                               By:  /s/ Donald Robinson

Its:  President & COO

Date:  11/29/10
STATE OF ARIZONA                        )
) ss.
County of Maricopa                            )

On this 29 day of November, 2010, before me, the undersigned Notary Public, personally appeared Donald Robinson who acknowledged him/herself to be the President & COO of ARIZONA PUBLIC SERVICE COMPANY, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such President & COO.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Karen McLoughlin           ____________
Notary Public
My Commission Expires:

__10/15/2014_________

8.      SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

SALT RIVER PROJECT AGRICULTURAL
IMPROVEMENT AND POWER DISTRICT

By:  /s/ John R. Hoopes

Its:  Vice President

Date:  6/14/2010

ATTEST AND COUNTERSIGN:

By:  /s/ Terrill A. Lonon

Its:    Corporate Secretary

Date:    6/14/10

STATE OF ARIZONA                        )
) ss.
County of Maricopa                            )

On this 14th day of June, 2010, before me, the undersigned Notary Public, personally appeared John R. Hoopes who acknowledged him~~/herself~~ to be the SRP Vice President of SALT RIVER PROJECT AGRICULTURAL IMPROVEMENT AND POWER DISTRICT, an Arizona corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such SRP Vice President.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Stephanie K. Reed__________________
Notary Public
My Commission Expires:
__Aug. 5, 2011________

8.      SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

SOUTHERN CALIFORNIA EDISON COMPANY

By:  /s/ Alan Fohrer

Its:  Chairman & Chief Executive Officer

Date:  September 2, 2010

STATE OF CALIFORNIA                  )
) ss.
County of Los Angeles                      )

On this 09.02.2010 before me, Michelle M. Morales, Notary Public, personally appeared Alan Fohrer who proved to me on the basis of satisfactory evidence to me to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  /s/ Michelle M. Morales____________________
Notary Public
My Commission Expires:

___Feb. 17, 2013_______

8.        SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

PUBLIC SERVICE COMPANY OF NEW
MEXICO

By:  /s/ Patrick Themig

Its:  VP Generation

  Date:  10/4/10

STATE OF NEW MEXICO                )
) ss.
County of Bernalillo                            )

On this 4th  day of October, 2010, before me, the undersigned Notary Public, personally appeared Patrick Themig who acknowledged him/herself to be the VP Generation of PUBLIC SERVICE COMPANY OF NEW MEXICO, a New Mexico corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such VP Generation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ G. Marcella Kercher           ___________
Notary Public
My Commission Expires:

__12-17-2011__________

8.      SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

                                                 EL PASO ELECTRIC COMPANY

                                                 By:  /s/ David W. Steven

                                                 Its:  C.E.O.

                                                 Date:  September 10, 2010

STATE OF TEXAS                              )
) ss.
County of El Paso                                )

On this 10 day of September, 2010, before me, the undersigned Notary Public, personally appeared David W. Stevens who acknowledged him/herself to be the C.E.O. of EL PASO ELECTRIC COMPANY, a Texas corporation, and that he/she as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/herself as such David W. Stevens.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Valerie J. Pugh_____________________
Notary Public
My Commission Expires:

_12-9-2012____________

8.        SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

                                                 SOUTHERN CALIFORNIA PUBLIC
                                                 POWER AUTHORITY, doing business in
                                                 the State of Arizona as SOUTHERN
                                                 CALIFORNIA PUBLIC POWER
                                                 AUTHORITY ASSOCIATION

                                                 By:  /s/ Bill D. Carnahan

                                                 Its:  Executive Director

                                                 Date:  9/28/10

STATE OF CALIFORNIA                  )
) ss.
County of Los Angeles                      )

On this September 28, 2010 before me, Sue Hasseler, a notary public, personally appeared Bill D. Carnahan who proved to me on the basis of satisfactory evidence to me to be the person~~(s)~~ whose name~~(s)~~ is~~/are~~ subscribed to the within instrument and acknowledged to me that he~~/she/they~~ executed the same in his~~/her/their~~ authorized capacity~~(ies)~~, and that by his~~/her/their~~ signature~~(s)~~ on the instrument the person~~(s)~~, or the entity upon behalf of which the person~~(s)~~ acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.

Signature  /s/ Sue Hasseler_______________________
Notary Public
My Commission Expires:

_Jan. 1, 2013__________

8.      SIGNATURE CLAUSE:

Each of the signatories below represents that he/she is appropriately authorized to enter into this Amendment Number 15 on behalf of the Party for which he/she signs.

                                                    DEPARTMENT OF WATER AND
                                                    POWER OF THE CITY OF LOS
                                                    ANGELES

                                                    By:  /s/ Aram Benyamin

                                                    Its:  Sr. Asst. General Mgr.

                                                    Date:  06/02/10

STATE OF CALIFORNIA                  )
) ss.
County of Los Angeles                      )

On this 2nd day of June, 2010, before me, the undersigned Notary Public, personally appeared Aran Benyamin who acknowledged him/~~her~~self to be the Sr. Asst. Gen. Mgr. of DEPARTMENT OF WATER AND POWER OF THE CITY OF LOS ANGELES, a California joint powers agency, and that he/~~she~~ as such officer, being authorized to do, executed the foregoing instrument for the purposes therein contained by signing the name of the company by him/~~her~~self as such ___________________________________.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

/s/ Chere D. Lott______________________
Notary Public
My Commission Expires:

_Sep. 21, 2012_________